NuScale Power’s Small Modular Reactor (SMR) Achieves Standard Design Approval from U.S. Nuclear Regulatory Commission for 77 MWe Uprated SMR design will support a wider range of off-takers and consumers seeking clean energy through small modular reactor technology NuScale remains the only SMR technology company to have received approval from the NRC for its SMR technology design; today’s announcement marks NuScale’s second design approved by the United States’ nuclear regulator CORVALLIS, Ore. – NuScale Power Corporation (NYSE: SMR), the industry-leading provider of proprietary and innovative advanced small modular reactor nuclear technology, today announced that it has received design approval from the U.S. Nuclear Regulatory Commission (NRC) for its uprated 250 MWt (77 MWe) NuScale Power Modules™. The U.S. NRC’s uprate approval of the NuScale SMR technology now strengthens ENTRA1 Energy to produce and deliver energy as the most near-term American SMR power solution via ENTRA1 Energy Plants™ with NuScale SMR technology inside. ENTRA1 Energy is NuScale’s partner and independent power plant development platform, which holds the global exclusive rights to the commercialization, distribution, and deployment of NuScale’s SMRs. The uprate approval by the U.S. regulatory authority increases the power output per module from NuScale’s previously-approved 50 MWe design, enabling ENTRA1 Energy Plants to provide a wider range of off-takers and consumers with reliable, carbon-free energy. NuScale remains the only SMR technology company with design approval from the NRC, and the company remains on track for deployment by 2030. “We are thrilled that the NRC has approved our second SDA application, this time for our 77 MWe design. This marks a historic moment not only for NuScale, but the entire industry, as NuScale and ENTRA1 move closer to meeting the demands of clean energy users,” said John Hopkins, NuScale President and Chief Executive Officer. “For more than a decade, our team has proudly worked alongside the NRC to achieve the successful approval of our designs. The NRC is domestically and internationally recognized and respected for its rigorous safety standards, and this approval is a crucial step toward meeting our goal of providing clean, reliable, and, most importantly, safe energy to off-takers and consumers.” NuScale’s first Design Certification Application (DCA) for its 160 MWt (50 MWe) SMR design was accepted by the NRC in March 2017. Subsequently, the NRC affirmed its approval of NuScale’s 50 MWe SMR design, marking the first design to receive its approval. NuScale’s uprated design features the same fundamental safety case and passive safety features previously approved by the NRC with a power uprate and select design changes to support growing capacity needs. Originally slated for approval later this summer, today’s announcement marks the early completion of the NRC review process. “NuScale is proud to have worked with the NRC and to have met its stringent regulatory application process as we continue to lead the way in the SMR industry with our second design approval,” said Carrie Fosaaen, Vice President of Regulatory Affairs and Services. “With today’s announcement, NuScale continues to advance with ENTRA1 Energy in the commercialization of our SMR technology inside ENTRA1 Energy Plants while remaining steadfast in our mission to improve the quality of life for people around the world through safe, clean energy.” About NuScale Power Founded in 2007, NuScale Power Corporation (NYSE: SMR) is the industry-leading provider of proprietary and innovative advanced small modular reactor (SMR) nuclear technology, with a mission to help power the global energy transition by delivering safe, scalable, and reliable carbon-free energy. The Company’s groundbreaking SMR technology is powered by the NuScale Power Module™, a small, safe, pressurized water reactor that can each generate 77 megawatts of electricity (MWe) or 250 megawatts thermal (gross), and can be scaled to meet customer needs through an array of flexible configurations up to 924 MWe (12 modules) of output. As the first and only SMR to have its designs certified by the U.S. Nuclear Regulatory Commission, NuScale is well-positioned to serve diverse customers across the world by supplying nuclear energy for electrical generation, data centers, district heating, desalination, commercial-scale hydrogen production, and other process heat applications. To learn more, visit NuScale Power’s website or follow us on LinkedIn, Facebook, Instagram, X, and YouTube. About ENTRA1 Energy ENTRA1 Energy is an American independent global energy production platform dedicated to increasing energy security by providing safe, reliable, cost-effective, and environmentally responsible electric power. ENTRA1 Energy is NuScale’s exclusive global strategic partner and holds the global exclusive rights to the commercialization, distribution, and deployment of all NuScale’s products and services. ENTRA1 is the one-stop-shop and single hub for the financing, investment, development, execution, and/or management of ENTRA1 Energy Plants™ with NuScale SMRs-inside. To learn more, visit ENTRA1 ENERGY’s website or follow us on LinkedIn and X. Forward Looking Statements This release contains forward-looking statements (including without limitation statements containing terms such as "will," "believes," "expects," “anticipates,” "plans" or other similar expressions). These forward-looking statements include statements relating to our SMR design’s ability to support a wider range of off-takers, consumers and customers with energy, progress with respect to meeting the demands of clean energy users, our leadership in the SMR industry, our ability to deploy and the timeline for deployment, advancement of the commercialization of SMR technology, strategic and operational plans and expectations, the growth in demand for clean energy, capital deployment, future growth, new awards, backlog, earnings and the outlook for the Company’s business. Actual results may differ materially as a result of a number of factors, including, among other things, the Company’s liquidity and ability to raise capital; the Company's failure to receive new contract awards; cost overruns, project delays or other problems arising from project execution activities, including the failure to meet cost and schedule estimates; our expectations regarding obtaining regulatory approvals, and the timing thereof, to deploy our SMRs in the United States and abroad; forecasts regarding end-user adoption rates and demand for our products in the markets that are new and rapidly evolving; limitations on the effectiveness of our controls and procedures and our remediation plans related thereto; intense competition in the industries in which we operate; failure of our partners to perform their obligations; cyber-security breaches; foreign economic and political uncertainties; client cancellations of, or scope adjustments to, existing contracts; failure to maintain safe worksites and international security risks; risks or uncertainties associated with events outside of our control, including weather conditions, pandemics (including COVID-19), public health crises, political crises or other catastrophic events; macroeconomic conditions; the use of estimates and assumptions in preparing our financial statements; client delays or defaults in making payments; the failure of our suppliers, subcontractors and other third parties to adequately perform services under our contracts; uncertainties, restrictions and regulations impacting our government contracts; the inability to hire and retain qualified personnel; the potential impact of certain tax matters; possible information technology interruptions; the Company's ability to secure appropriate insurance; liabilities associated with the performance of nuclear services; foreign currency risks; the loss of one or a few clients that account for a significant portion of the Company's revenues; damage to our reputation; failure to adequately protect intellectual property rights; asset impairments; climate change and related environmental issues; increasing scrutiny with respect to sustainability practices; the availability of credit and restrictions imposed by credit facilities for our clients, suppliers, subcontractors or other partners; failure to obtain favorable results in existing or future litigation and regulatory proceedings, dispute resolution proceedings or claims, including claims for additional costs; failure by us or our employees, agents or partners to comply with laws; new or changing legal requirements, including those relating to environmental, health and safety matters; failure to successfully implement our strategic and operational initiatives and restrictions on possible transactions imposed by our charter documents and Delaware law. Caution must be exercised in relying on these and other forward- looking statements. Due to known and unknown risks, the Company’s results may differ materially from its expectations and projections. Additional information concerning these and other factors can be found in the Company's public periodic filings with the Securities and Exchange Commission (the “SEC”), including the general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Cautionary Note Regarding Forward-Looking Statements” and “Summary of Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in subsequent filings with the SEC. The referenced SEC filings are available either publicly or upon request from NuScale's Investor Relations Department at ir@nuscalepower.com. The Company disclaims any intent or obligation other than as required by law to update the forward- looking statements. Media contact Chuck Goodnight, Vice President, Business Development media@nuscalepower.com Investor contact Rodney McMahan, Senior Director, Investor Relations ir@nuscalepower.com